American Beacon Sound Point Enhanced Income Fund

Supplement dated

May 29, 2020

to the

Prospectus and Statement of Additional Information

dated December 27, 2019,

each as previously amended or supplemented

Effective May 29, 2020, direct fund accounts will no longer be offered to new shareholders of the American Beacon Sound Point Enhanced Income Fund (the “Fund”), the sole series of the trust of the same name (the “Trust”).

Existing direct fund account shareholders will continue to be able to buy or sell shares through their existing direct fund accounts, but will no longer be able to open new direct fund accounts. American Beacon Advisors, Inc. (the “Manager”) may allow the following individuals to open new direct fund accounts in its sole discretion: (i) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., (ii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iii) members of the Board of Trustees of the Trust, (iv) employees of Kelso & Company, L.P. or Estancia Capital Management, LLC, the Manager’s indirect parent companies, and (v) members of the Manager’s Board of Directors.

This information hereby supersedes and replaces any contrary information included in the Fund’s prospectus and statement of additional information.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE